UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 24, 2004

CT COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

NORTH CAROLINA	0-19179	56-1837282
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

1000 PROGRESS PLACE NE
P.O. BOX 227
CONCORD, NORTH CAROLINA	28026-0227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(704) 722-2500

Not Applicable
(Former name or former address, if changed since last report)

ITEM 12. Results of Operations and Financial Condition.

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of CT Communications, Inc., dated February 24, 2004, reporting CT Communications, Inc.’s consolidated financial results for the fourth quarter and year-end 2003.

     On February 25, 2004, CT Communications, Inc. will hold an investor conference call and webcast to disclose financial results for the fourth quarter and year-end 2003. The Supplemental Information package for use at this conference call is attached and incorporated by reference herein as Exhibit 99.2. All information in the Supplemental Information package is presented as of December 31, 2003, and CT Communications, Inc. does not assume any obligation to correct or update said information in the future.

     This information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT COMMUNICATIONS, INC. (Registrant)

Date: February 24, 2004	By:	/s/ Ronald A. Marino

Ronald A. Marino
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of CT Communications, Inc., dated February 24, 2004, reporting CT Communications, Inc.’s consolidated financial results for the fourth quarter and year-end 2003.

Exhibit 99.2	Supplemental information prepared for use in connection with the financial results for the fourth quarter of 2003.